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                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 15, 2002, included in this Form 10-K of New World Restaurant Group, Inc., into the Company's previously filed Registration Statements on Forms S-8, S-3 and S-4.

ARTHUR ANDERSEN LLP


New York, New York
May 31, 2002